Exhibit 99.1

PUMP ENGINEERING, LLC

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 20, 2009

INDEPENDENT AUDITOR'S REPORT

Board of Directors
Pump Engineering, LLC
New Boston, MI

We have audited the accompanying consolidated balance sheet of Pump Engineering, LLC (the Company) as of December 20, 2009, and the related consolidated statement of operations, members’ equity and cash flows for the period from January 1, 2009 through December 20, 2009.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 20, 2009, and the results of its consolidated operations and its consolidated cash flows for the period from January 1, 2009 through December 20, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ Gilmore, Jasion & Mahler, LTD

Maumee, Ohio
February 10, 2010

PUMP ENGINEERING, LLC
CONSOLIDATED BALANCE SHEET
December 20, 2009

ASSETS
Current assets
Cash and cash equivalents	$845,008
Accounts receivable - trade, net of allowance for doubtful
accounts of $65,743	742,086
Inventories	2,942,612
Prepaid expenses and other assets	249,757
Total current assets	4,779,463

Property and equipment
Building and building improvements	3,194,447
Machinery and equipment	2,546,036
Patterns, tools, jigs and fixtures	772,130
Office equipment and fixtures	592,922
Total cost	7,105,535
Less: allowance for depreciation and amortization	(2,283,100)
Net property and equipment	4,822,435

Other assets
Construction in process	656,970
Patents, net of accumulated amortization of $202,347	87,734
Total other assets	744,704

Total assets	$10,346,602

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Checks in excess of bank balance	$70,705
Accounts payable	1,302,368
Current portion of long-term debt	271,244
Current portion of capital lease obligations	175,047
Accrued liabilities
Accrued compensation and related payroll taxes	182,356
Accrued warranty	266,721
Customer deposits	3,574,233
Total current liabilities	5,842,674

Long-term liabilities
Long-term commitment	45,000
Long-term debt - net of current portion	1,577,902
Capital lease obligations - net of current portion	371,044
Net long-term liabilities	1,993,946
Total liabilities	7,836,620

Equity
Members' equity	2,509,982

Total liabilities and members' equity	$10,346,602

The accompanying notes are an integral part of these financial statements.

PUMP ENGINEERING, LLC
STATEMENT OF CONSOLIDATED OPERATIONS
For the Period from January 1, 2009 through December 20, 2009

Sales	$7,460,718

Cost of sales	4,787,485

Gross profit	2,673,233

Selling, administrative and research
and development expenses
Selling expenses	1,831,546
Administrative expenses	1,628,002
Research and development expenses	622,420

Total selling, administrative, and
research and development expenses	4,081,968

Operating loss	(1,408,735)

Other income (expense)
Interest expense	(101,318)
Interest income	10,914

Net other expense	(90,404)

Net loss	$(1,499,139)

The accompanying notes are an integral part of these financial statements.

PUMP ENGINEERING, LLC
CONSOLIDATED STATEMENT OF MEMBERS' EQUITY
For the Period Ended December 20, 2009

	Preferred	Common	Total
	Member Equity	Member Equity	Equity
Balance, January 1, 2009	$0	$0	$0

Capital contributions	2,410,000	2,148,429	4,558,429

Retirement of common
member units		(35,200)	(35,200)

Distributions	(196,268)	(317,840)	(514,108)

Net loss	(179,094)	(1,320,045)	(1,499,139)

Balance, December 20, 2009	$2,034,638	$475,344	$2,509,982

The accompanying notes are an integral part of these financial statements.

PUMP ENGINEERING, LLC
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period from January 1, 2009 through December 20, 2009

Cash flows from operating activities
Net loss	$(1,499,139)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	393,707
Change in provision for doubtful accounts	4,160
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable - trade	380,403
Inventories	(1,052,343)
Prepaid expenses and other assets	(219,283)
Deposits	77,166
Increase in:
Accounts payable	784,879
Accrued liabilities	171,202
Customer deposits	3,293,300
Other long-term liabilities	45,000
Net cash provided by operating activities	2,379,052

Cash flows from investing activities
Purchases of property and equipment	(3,863,245)
Payments for construction in process	(656,970)
Net cash used in investing activities	(4,520,215)

Cash flows from financing activities
Checks in excess of bank balance	70,705
Proceeds from long-term debt	1,964,530
Payments on long-term debt	(881,010)
Payments on capital lease obligations	(167,131)
Line of credit - net	(234,807)
Member contributions	2,410,000
Distributions to members	(269,796)
Retirement of common member units	(35,200)
Net cash provided by financing activities	2,857,291

Net increase in cash	716,128

Cash and cash equivalents at beginning of period	128,880

Cash and cash equivalents at end of period	$845,008

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$101,318

Supplemental disclosure of non-cash financing transactions:
Distribution of building to common members	$244,312

Contribution of common members' capital as a result of a change in equity structure	$2,148,429

The accompanying notes are an integral part of these financial statements.

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 1 – Significant accounting policies

Principles of consolidation
Pump Engineering, LLC (the Company) is a Michigan Limited Liability Company.  The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary: PEI Agent Inc.  All material intercompany balances and transactions have been eliminated.

Nature of operations
The Company, develops and produces pumping equipment and turbines designed to desalinate salt water.  These products are sold to customers throughout Europe, Australia, India, Asia, the Caribbean, the Middle East and the United States.

Effective January 1, 2009 Pump Engineering, Inc. converted the organizational structure from a Corporation, to a Limited Liability Corporation (LLC), Pump Engineering, LLC. At this time, Pump Engineering, Inc. entered into an agreement exchanging all of its assets net of the Corporation's liabilities, in exchange for 1749 class A common units or 87.45% of the LLC.  New members were granted 241 preferred units and 10 class A common units equal to 12.55% of the LLC in exchange for $2,410,000 in cash.

On March 13, 2009, the Company retired 18.91 Class A common units with the payment totaling $35,200.

The Company issued 87.46 class B common units to key members of management as profit only interest during the period of January 1, 2009 through December 20, 2009.  The profit only interest require no capital contributions upon issuance, but entitles each Class B common unit holders to participate in the allocation of profits and losses and distributions identical to a Class A common unit holder who contributed capital.

PEI Agent, Inc. was organized in 2006 for the manufacturing and distribution of the Company’s product to its foreign customers.

Estimates and assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash equivalents
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains deposits in federally insured financial institutions.  At times, these deposits exceed federally insured limits; however, management monitors the soundness of these financial institutions and believes the Company’s risk is negligible.  At December 20, 2009, the Company’s bank balance was approximately $574,000 in excess of Federal Deposit Insurance Corporation insured limits.

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 1 – Significant accounting policies – continued

Investments
Investments are recorded at quoted market prices.  Current investments represent money market funds.

Accounts receivable
The Company extends credit to its customers.  Payment terms from customers may provide for a 10% retainage due upon successful installation of the pump.  Bad debts are provided for using the allowance method based on management’s evaluation of the collectibility of outstanding accounts receivable at the end of the year, which evaluation is based on historical losses and current economic conditions.  The Company does not accrue interest on past due receivable balances.

Inventories
Inventories are valued at the lower of cost or market.  Cost is determined by the first-in, first-out method.  At December 20, 2009, inventories consisted of the following:

2009
Raw materials	$1,970,303
Work in process	972,309
Total inventory	$2,942,612

Property and equipment
Property and equipment are carried at cost.  Costs that materially add to the productive capacity or extend the life of an asset are capitalized while maintenance and repair costs are expensed as incurred.

The Company provides for depreciation and amortization using straight-line and accelerated methods over the estimated useful lives of the depreciable assets.

Patents
Costs incurred to obtain patents with the United States government are being amortized using the straight-line method over the estimated useful lives of 17 years.  Amortization expense for the period from January 1, 2009 through December 20, 2009 was $9,842 Amortization expense for the next five years is as follows:

2010	$9,260
2011	9,260
2012	9,260
2013	9,260
2014	9,260
Thereafter	41,434
Total	$87,734

Revenue
Revenue is recognized when it is earned.  Advance receipts of revenue which are recorded as customer deposits are deferred and classified as liabilities until earned.

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 1 – Significant accounting policies – continued

Advertising
The Company charges advertising costs to expense in the year incurred.  Advertising expenses were $96,235 for the period from January 1, 2009 through December 20, 2009.

Research and development
The Company reports the costs of planning, designing and establishing the technological feasibility of a new process as research and development cost and such costs are expensed when incurred.

Income taxes
As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the financial statements.

The Financial Accounting Standards Board issued new guidance on accounting for uncertainty in income taxes.  The Company adopted new guidance for the year ended December 31, 2009.  Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statement to comply with the provisions of this guidance.  With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal, tax authorities for years before 2006 and state or local tax authorities for years before 2005.

Note 2 – Allocation of members’ profits, losses and distributions

Preferred distributions
Each outstanding preferred unit shall accrue a preferred distribution at a rate equal to eight percent cumulative but not compounded annually on the outstanding balance on each preferred unit equal to the original purchase price for the preferred unit.  The contributed value of the Company’s preferred units was $2,410,000 as of December 20, 2009. These units had earned and were paid a preferred distribution totally $186,334 for the period of January 1, 2009 through December 20, 2009.

Required tax distributions
To the extent of available excess cash, the Company shall distribute to all of the members, on a quarterly basis, required tax distributions attributable to their membership interests in the Company. The required tax distributions will be based upon the estimated taxable income multiplied times the highest individual federal tax rate and two thirds of the maximum individual state income tax rate for the state of Michigan. If after the close of a fiscal period it is determined that the amount of the quarterly required tax distributions exceeded the amount actually to be paid based upon the final taxable income, the members are not obligated to refund the amount of the excess tax distribution, but instead adjust any excess cash distributions as discussed below. For the period of January 1, 2009 through December 20, 2009, the Company paid required tax distributions totaling $83,462.

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 2–Allocation of members’ profits, losses and distributions – continued

Distributions of excess cash
The Company shall distribute, on a discretionary basis, the Company’s excess cash as follows: first, to all of the members, any required tax distribution; second, to the preferred members, the amount of their cumulative accrued, but unpaid preferred return; third, to the preferred members, an amount equal to their preferred adjusted capital contribution; and fourth, to all of the members pro rata among them in accordance with their proportionate shares of all units on a combined basis.

                Distributions in the event of liquidation
If the Company shall liquidate then the proceeds of such liquidation shall be applied in the following order of priority: first, to the expenses of such liquidation; second, to the debts and liabilities of the Company to third parties, if any, in the order of priority provided by law; third, a reasonable reserve shall be set up to provide for any contingent or unforeseen liabilities or obligations of the Company to third parties and at the expiration of such period as the Company may deem advisable, the balance remaining in such reserve shall be distributed as provided herein; fourth, to debts of the Company to the members or their affiliates and any fees and reimbursements payable; fifth, to pay any amount of past due required tax distributions (including, without limitation, required tax distributions arising from the liquidation of the Company's assets and/or units); sixth, to the preferred members to satisfy any accrued but unpaid preferred return;  seventh, to the preferred members in an amount equal to their preferred adjusted capital contribution; and eighth, to all of the members on a pro rata basis in accordance with their units (both common and preferred units combined).

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 3 – Debt

Long-term debt
Long-term debt at December 20, 2009 consisted of the following:

Note payable to a bank, payable in monthly installments of $6,000 plus interest equal to 3.00% per annum in excess of LIBOR (effective rate of 3.28%) through August 2014 when the remaining unpaid principal and interest become due and payable. This note was paid off in full subsequent to period end. (see Note 9)	$1,476,000

Note payable in monthly installments of $11,337 including fixed interest at 7.00%, through February 2011, when the remaining unpaid principal and interest become due and payable. The obligation is collateralized by a security interest in the building.	157,347

Note payable to a bank, payable in monthly installments of $5,208, including fixed interest at 4.45% through March 2013, when the remaining unpaid principal and interest become due and payable. This note was paid off in full subsequent to period end. (see Note 9)	203,125

Vehicle loan to a bank, payable in monthly installments of $289, including fixed interest at 7.25% through February 2014, when the remaining unpaid principal and interest become due and payable. The loan is collateralized by a security interest in the vehicle.	12,674

Total	1,849,146
Less current portion of long-term debt	(271,244)

Net long-term debt	$1,577,902

The Company’s notes payable above to a bank are cross-collateralized on all bank borrowings obligations, debts and liabilities and are secured by all assets of the Company.

Maturities of long-term debt subsequent to December 20, 2009 are as follows:

Year ending December 31,
2010	$271,244
2011	160,617
2012	137,570
2013	90,926
2014	1,188,789
Total	$1,849,146

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 4 – Lease, rental, and other commitments

Capital leases
The Company leases certain equipment under capital leases.  The following is a schedule by years of the future minimum lease payments under the capitalized leases together with the present value of the net minimum lease payments at December 20, 2009:

Year ending December 31,
2010	$214,118
2011	206,363
2012	137,600
2013	64,512
Total minimum lease payments	622,593
Less: Amount representing interest	(76,502)
Present value of minimum lease payments	546,091
Less: Current portion of capital lease obligations	(175,047)

Net long-term capital lease obligations	$371,044

At December 20, 2009, the cost of machinery and equipment under capital lease obligations is as follows:

2009
Machinery and equipment	$1,325,387
Accumulated depreciation	(750,676)
$574,711

Operating leases
The Company leases various pieces of equipment under noncancelable operating leases expiring through the year 2014.

The following is a schedule of future minimum rental payments required under operating leases that have an initial or remaining noncancelable lease term in excess of one year as of December 20, 2009:

Year ending December 31,
2010	$162,706
2011	157,995
2012	154,630
2013	154,630
2014	103,087
Total	$733,048

Total rent expense under operating leases was $56,959 for the period from January 1, 2009 through December 20, 2009.

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 4 – Lease, rental, and other commitments – continued

Other lease
The Company is obligated under a noncancelable Master Equipment Lease Agreement to a financial institution.  Future minimum lease payments under these leases are $249,374.

Purchase commitment
The Company has entered into a commitment to join an industry association for the amount of$56,250. This payment is to be made in three annual installments ending in 2012. The correspondingliability has been recorded as a current liability of $11,250 and a long term commitment liability of $45,000.

Note 5 – Warranty reserve

The Company warrants all products for a period of the earlier of one year after the product has been placed in service or eighteen months from the date of shipment.  The Company estimates future warranty costs based on management’s evaluation of the sales of products covered under the warranty.

Changes in the Company’s warranty reserve at December 20, 2009:

2009
Balance at January 1, 2009	$93,480
Warranties issued	271,362
Settlements	(98,121)
Balance at December 20, 2009	$266,721

Note 6 – Employee retirement plan
The Company has a 401(k) profit-sharing plan for all employees who fulfill a minimum age and length of service requirement.  Contributions to the profit sharing plan are discretionary by the Company, up to the maximum permitted by the Internal Revenue Code and are determined annually by the Board of Directors.  The 401(k) profit sharing plan provides for the Company to match a uniform percentage of employee contributions to the plan as determined annually by the Board of Directors.  There were no Company contributions made in the period from January 1, 2009  through December 20, 2009.

Note 7 – Major customers
Sales include approximately $974,000 to one customer representing approximately 13% of the Company’s sales for the period from January 1, 2009 through December 20, 2009.

At December 20, 2009, accounts receivable from four customers were approximately $532,000 representing 66% of the Company’s receivables at December 20, 2009.

PUMP ENGINEERING, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 20, 2009

Note 8 – Subsequent event

The Company has evaluated all events subsequent to the balance sheet date of December 20, 2009 through February 10, 2010, which is the date these consolidated financial statements were issued, and has determined that except as set forth below, there are no subsequent events that require disclosure under the FASB Accounting Standards Codification Topic, Subsequent Events.

On December 21, 2009, the Company was merged with Energy Recovery Inc (ERI). At this time the separate corporate existence of the Company ceased. As a result of the merger, any holder of a Company unit at the time of the transaction received the right to both a per unit cash payment, net of the cost of the transaction which totaled approximately $1,229,000, and per unit stock payment of ERI common stock. In total, the cash unit payments were $20 million and the stock unit payments amounted to 1,000,000 shares.

SUPPLEMENTARY INFORMATION

PUMP ENGINEERING, LLC
CONSOLIDATED SCHEDULE OF COST OF SALES
For the Period from  January 1, 2009 through December 20, 2009

Materials	$2,464,605
Salaries and wages	994,919
Depreciation	356,390
Outside shop services	349,404
Freight	234,824
Payroll taxes	94,219
Employee insurance	89,477
Shop supplies	52,668
Equipment rental	50,205
Utilities	30,140
Repairs and maintenance	23,343
Education and training	18,652
Amortization	9,842
Property taxes	8,511
Telephone	6,754
Travel	3,532

Total cost of sales	$4,787,485

PUMP ENGINEERING, LLC
CONSOLIDATED SCHEDULE OF SELLING EXPENSES
For the Period from  January 1, 2009 through December 20, 2009

Commissions	$804,340
Salaries	466,333
Travel and meals	232,562
Advertising and promotions	96,235
Consulting fees	89,924
Conference expense	44,914
Payroll taxes	36,859
Employee insurance	23,001
Office	16,449
Telephone	17,182
Utilities	3,747

Total selling expenses	$1,831,546

PUMP ENGINEERING, LLC
CONSOLIDATED SCHEDULE OF ADMINISTRATIVE EXPENSES
For the Period from  January 1, 2009 through December 20, 2009

Salaries	$599,263
Professional fees	468,889
Employee insurance	92,485
Bank charges	87,177
Outside services	61,537
Payroll taxes	52,915
Office supplies	40,919
Bad debts	38,295
Travel and meals	27,989
Depreciation	27,475
Insurance	24,403
Repairs and maintenance	23,373
Utilities	13,281
Contributions	12,540
Property taxes	11,937
Dues and subscriptions	8,235
Telephone	7,768
Auto	6,145
Equipment rental	3,304
Postage	1,992
Retirement plans	930
Other	17,150

Total administrative expenses	$1,628,002

PUMP ENGINEERING, LLC
CONSOLIDATED SCHEDULE OF RESEARCH AND DEVELOPMENT EXPENSES
For the Period from  January 1, 2009 through December 20, 2009

Salaries	$426,651
Outside shop services	84,694
Miscellaneous	45,082
Payroll taxes	35,932
Employee insurance	22,318
Utilities	7,743

Total research and development expenses	$622,420